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Cincinnati Bancorp, Inc.

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April 15, 2021

Dear Fellow Stockholder:

The annual meeting of stockholders of Cincinnati Bancorp, Inc., the holding company for Cincinnati Federal, will be held at Cincinnati Federal’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 20, 2021, at 3:00 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card.

Sincerely,

Joseph V. Bunke	Robert A. Bedinghaus
President	Chairman and Chief Executive Officer

Special Notice Regarding In-Person Attendance at Annual Meeting – Due to the ongoing health risks relating to the coronavirus pandemic and to best protect the health and welfare of our employees, stockholders and community, we urge all stockholders to vote their proxies by mail or by voting via the Internet or by telephone.

CINCINNATI BANCORP, INC.

6581 Harrison Avenue

Cincinnati, Ohio 45247

(513) 574-3025

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	Thursday, May 20, 2021
3:00 p.m., local time

PLACE	Cincinnati Federal’s Main Office
6581 Harrison Avenue
Cincinnati, Ohio

ITEMS OF BUSINESS	(1)	To elect two directors to serve for a term of three years;

(2)	To approve the Cincinnati Bancorp, Inc. 2021 Equity Incentive Plan;

(3)	To ratify the appointment of BKD, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2021;

(4)	To hold an advisory (non-binding) vote to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement;

(5)	To hold an advisory (non-binding) vote to determine whether the stockholder advisory vote to approve the compensation of the named executive officers should occur every one, two or three years; and

(6)	To transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To be eligible to vote, you must have been a stockholder as of the close of business on March 31, 2021.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone, or by mail by completing the accompanying proxy card and returning it in the enclosed self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness

Corporate Secretary

Cincinnati, Ohio

April 15, 2021

Special Notice Regarding In-Person Attendance at Annual Meeting – Due to the ongoing health risks relating to the coronavirus pandemic and to best protect the health and welfare of our employees, stockholders and community, we urge all stockholders to vote their proxies by mail or by voting via the Internet or by telephone.

CINCINNATI BANCORP, INC.

PROXY STATEMENT

FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Cincinnati Bancorp, Inc. is the holding company for Cincinnati Federal. In this proxy statement, we may also refer to Cincinnati Bancorp, Inc. as “Cincinnati Bancorp,” “we,” “our” or “us” and to Cincinnati Federal as the “Bank.”

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors for the 2021 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. We will hold the annual meeting at the Bank’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 20, 2021 at 3:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 15, 2021.

SPECIAL NOTICE REGARDING IN-PERSON ATTENDANCE AT ANNUAL MEETING

Due to the ongoing health risks relating to the coronavirus pandemic and to best protect the health and welfare of our employees, stockholders and community, we urge all stockholders to vote their proxies by mail or by voting via the Internet or by telephone. See “Information About Voting – Voting by Proxy” below.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on MAY 20, 2021

This proxy statement is available at www.astproxyportal.com/ast/23225. Also available at this website address is our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2020.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Cincinnati Bancorp common stock if our records show that you held your shares as of the close of business on March 31, 2021. As of the close of business on that date, a total of 2,972,822 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of or common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of Cincinnati Bancorp in one or more of the following ways:

•	Directly in your name as stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the Cincinnati Federal Employee Stock Ownership Plan (the “ESOP”);

•	Indirectly through the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”); or

•	Indirectly through the Cincinnati Bancorp 2017 Equity Incentive Plan (the “Equity Incentive Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you have been awarded shares of restricted stock under the Equity Incentive Plan which were unvested and non-forfeited as of the record date for the annual meeting, you have voting rights with respect to those shares.

If you own shares of common stock indirectly through the ESOP and/or the 401(k) Plan, see “Participants in the ESOP and/or 401(k) Plan” below.

Attending the Meeting

Due to the ongoing health risks relating to the coronavirus pandemic and to best protect the health and welfare of our employees, stockholders and community, we urge all stockholders to vote their proxies by mail or by voting via the Internet or by telephone. See “Information About Voting – Voting by Proxy” below.

Any admittance to the meeting requires proof of ownership of Cincinnati Bancorp common stock. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Cincinnati Bancorp common stock entitled to vote, represented in person or by proxy, are present at the meeting.

Votes Required for Proposals. In voting on the election of directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the approval of the Cincinnati Bancorp, Inc. 2021 Equity Inventive Plan (Item 2), you may vote in favor of the proposal, vote against the proposal, or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

In voting on the ratification of the appointment of the independent registered public accounting firm (Item 3), you may vote in favor of the proposal, vote against the proposal, or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote is required to approve this proposal.

In voting on the proposal to approve the compensation of the named executive officers (Item 4), you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the compensation of the named executive officers, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the frequency of the stockholder vote to approve the compensation of the named executive officers (Item 5), you may vote for a frequency of one, two or three years, or you may abstain from voting. This proposal will be determined by a plurality of the votes cast.

Effect of Not Casting Your Vote

If you hold your shares in street name through a broker, bank or other nominee of record, it is critical that you cast your vote if you want it to count in the election of directors (Item 1), in the vote to approve the Cincinnati Bancorp, Inc. 2021 Equity Incentive Plan (Item 2), in the advisory (non-binding) vote regarding the compensation of the named executive officers (Item 4) and in the advisory (non-binding) vote regarding frequency of the vote on the compensation of the named executive officers (Item 5). Your broker, bank or other holder of record does not have discretion to vote your uninstructed shares with respect to these matters. Therefore, if you hold your shares in street name and you do not instruct your broker or other holder of record on how to vote on Items 1, 2, 4 and 5, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your broker, bank or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In counting votes for the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the appointment of BKD, LLP to serve as the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast. Therefore, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal. Similarly, abstentions and broker non-votes will have no effect on the outcome of either the advisory (non-binding) vote on the compensation of the named executive officers or the advisory (non-binding) vote on the frequency of the stockholder advisory vote on the compensation of the named executive officers.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Cincinnati Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of Cincinnati Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR ALL” of the nominees for director;

•	“FOR” approval of the Cincinnati Bancorp, Inc. 2021 Equity Incentive Plan;

•	“FOR” ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm;

•	“FOR” approval of the compensation of the named executive officers; and

•	“FOR” approval of a stockholder advisory (non-binding) vote on the compensation of the named executive officers every one year. (Note: Stockholders are not voting to approve or disapprove of this recommendation.)

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This would include a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of Cincinnati Bancorp common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card. The deadline for voting by Internet or by telephone is 11:59 p.m., Eastern Time, on May 19, 2021.

Revoking Your Proxy

Whether you vote by mail, by telephone or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary;

•	submitting a properly signed proxy card with a later date;

•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not, in itself, constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from you bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and/or 401(k) Plan

If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions.

If you hold Cincinnati Bancorp common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants. The deadline for returning your voting instruction cards is May 13, 2021.

CORPORATE GOVERNANCE

General

Cincinnati Bancorp periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Cincinnati Bancorp.

Director Independence

The Board of Directors currently consists of six members. Because our common stock is listed on the Nasdaq Stock Market, we refer to the definition of “independent director” contained in the listing standards of the NASDAQ Stock Market when determining the independence of our directors. All our directors are considered independent under the listing standards of the NASDAQ Stock Market, except for Robert A. Bedinghaus who is employed by us in his capacity as Chief Executive Officer. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between Cincinnati Bancorp and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

Since January 1, 2020, the Board of Directors has combined the offices of Chairman of the Board and Chief Executive Officer, with Robert A. Bedinghaus serving in those capacities. The Board of Directors believes this structure provides an efficient and effective leadership model for Cincinnati Bancorp. Combining the offices of Chairman of the Board and Chief Executive Officer fosters clear accountability, effective decision-making, alignment on corporate strategy, and a clear and direct channel of communication between senior management and the full Board of Directors. Each other member of the Board of Directors is considered independent under the listing requirements of the NASDAQ Stock Market. Accordingly, the Board of Directors has determined that the full Board of Directors, of which five of six members are independent directors, is able to fulfill its fundamental role of providing advice to and independent oversight of management.

To further strengthen the regular oversight of the full Board of Directors, the standing committees of the Board of Directors are comprised solely of independent directors. These committees are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. See “Committees of the Board of Directors.”

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Cincinnati Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies our standing committees and their members. The members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are considered independent according to the relevant listing standards of the Nasdaq Stock Market. The charter of each committee is available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert A. Bedinghaus
Harold L. Anness		X	X
Stuart H. Anness, M.D.		Chair	X
Andrew J. Nurre, CPA	Chair	X
Charles G. Skidmore	X	X
Philip E. Wehrman, CPA	X		Chair
Number of Meetings in Fiscal Year 2020	5	5	1

Audit Committee. The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Andrew J. Nurre, CPA is an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for Cincinnati Bancorp and the Bank, establishes the compensation for Cincinnati Bancorp’s and Bank’s senior management and conducts the performance review of the President. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) recommending to the Board the director nominees for the next annual meeting; (iii) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) leading the Board in its annual review of the Board’s performance; and (v) recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include a requirement that the candidate had not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of Cincinnati Bancorp;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities the Bank serves. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at our main office:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on Cincinnati Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Cincinnati Bancorp capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in Cincinnati Bancorp’s proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at Cincinnati Bancorp’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date on which Cincinnati Bancorp’s proxy statement for the previous year’s annual meeting was released to stockholders, advanced by one year.

Board and Committee Meetings

The business of Cincinnati Bancorp and the Bank is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2020, the Board of Directors of Cincinnati Bancorp held six meetings and the Board of Directors of the Bank held 14 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which he served.

Director Attendance at Annual Meeting

All of our directors then serving attended last year’s annual meeting of stockholders.

Codes of Ethics

We have adopted a Code of Ethics for Senior Officers and a Code of Business Conduct and Ethics. Both are designed to ensure that our directors and employees meet the highest standards of ethical conduct. The Code of Ethics for Senior Officers, which applies to our principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, both codes are designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics are available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

Report of the Audit Committee

Cincinnati Bancorp’s management is responsible for Cincinnati Bancorp’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees Cincinnati Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Cincinnati Bancorp’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard No. 1301, Communications with Audit Committees, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from Cincinnati Bancorp and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Cincinnati Bancorp’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of Cincinnati Bancorp’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that Cincinnati Bancorp’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in Cincinnati Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, BKD, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2021.

Audit Committee of the Board of Directors

of

Cincinnati Bancorp, Inc.

Andrew J. Nurre, CPA (Chair)

Charles G. Skidmore

Philip E. Wehrman, CPA

Directors’ Compensation

The following table provides the compensation received by the individuals who served as our non-employee directors during the fiscal year ended December 31, 2020. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

	Fees Earned or Paid in Cash	All Other Compensation	Total
Harold L. Anness	33,000	—	$33,000
Stuart H. Anness, M.D.	33,000	—	33,000
Andrew J. Nurre, CPA	37,000	—	37,000
Charles G. Skidmore	33,000	—	33,000
Philip E. Wehrman, CPA	33,000	—	33,000

Director Retirement Plan. The Bank sponsors a director retirement plan for its non-employee directors. An individual who becomes a director after July 1, 2014, may not become a participant in the plan until he has completed 12 years of service on the Board of Directors. Mr. Bedinghaus’ benefit under the director retirement plan was frozen as of the date he became an employee of the Bank and will remain frozen until he may again become a non-employee director.

Under the plan, a director who remains in service until his “benefit age” (as specified on a separate individual joinder agreement entered into with each participating director) becomes entitled to a retirement benefit. The benefit age for each of the current participants is age 75. The retirement benefit equals 50% of the director’s average annual fees paid for his services as a non-employee director for the five calendar years during which the director received the highest fees. The retirement benefit is paid in ten annual installments commencing within 30 days following the director’s attainment of his benefit eligibility date. A director’s benefit eligibility date generally means the earlier of (i) the date of the director’s separation from service after attaining his benefit age, (ii) the later of the date of his separation from service or age 70, if his separation from service occurs before his benefit age, (iii) the date he becomes disabled, (iv) the date he dies, or (v) the date on which he has a separation from service within two years of a change in control.

If a director separates from service before attaining his retirement age and other than for cause, death or disability or within two years of a change in control, he becomes entitled to his accrued benefit, payable at his benefit eligibility date in ten installments. If a director separates from service within two years of a change in control, he becomes entitled to his retirement benefit, in a lump sum (unless he has timely elected a different form of payment). If the director becomes disabled before attaining his benefit age, he will become entitled to a disability benefit. If the director has less than 15 years of service at the time of his disability, the benefit equals the director’s accrued benefit at the time of his disability. If the director has completed 15 years or more of service, the disability benefit equals the present value of the retirement benefit the director would have received had he continued in service until his benefit age and become disabled immediately thereafter. We will pay the benefit in a lump sum within 30 days of the director becoming disabled. If a director terminates service for “cause,” he will not be entitled to any benefit under the plan.

If a director dies after he begins receiving benefits but before receiving all benefit payments under the plan, we will pay his beneficiary the remaining payments at the same time the director would have received them had he survived. If a director dies while in service before attaining his benefit age, his beneficiary will become entitled to a survivor benefit. If the director has less than 15 years of service at the time of his death, the survivor benefit equals the director’s accrued benefit at the time of his death. If the director has completed 15 years or more of service, the survivor benefit equals the retirement benefit the director would have received had he continued in service until his benefit age and died immediately thereafter.

To qualify for benefits under the plan, directors must adhere to certain non-competition obligations for two years following a separation from service. These obligations do not apply following a change in control.

Stock Ownership

The following table provides information as of March 31, 2021, about the beneficial owners known to Cincinnati Bancorp that own more than 5% of our outstanding common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)
Stilwell Partners, L.P. Stilwell Activist Fund, L.P. Stilwell Activist Investments, L.P. Stilwell Value LLC Joseph Stilwell 111 Broadway, 12th Floor New York, NY 10006	279,274 (2)	9.39%

Cincinnati Federal Employee Stock Ownership Plan Trust 6581 Harrison Avenue Cincinnati, OH 45247	240,202	8.08

(1)	Based on 2,972,822 shares of common stock outstanding and entitled to vote as of March 31, 2021.
(2)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on November 18, 2020.

The following table provides information, as of March 31, 2021, about the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each executive officer, and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his shares.

	Number of Shares Owned	Percent of Common Stock Outstanding (1)
Director Nominees and Directors Continuing in Office:
Robert A. Bedinghaus	93,384 (2)	3.13
Harold L. Anness	51,410 (3)	1.73
Stuart H. Anness, M.D.	59,586 (4)	2.00
Andrew J. Nurre, CPA	13,781 (5)	*
Charles G. Skidmore	43,235 (6)	1.45
Philip E. Wehrman, CPA	15,000	*

Executive Officers Who Are Not Directors:
Joseph V. Bunke	70,161 (7)	2.35
Herbert C. Brinkman	34,187 (8)	1.15
Gregory W. Meyers	51,794 (9)	1.74
All directors and executive officers as a group (9 persons)	432,538	14.28%

*	Less than 1%.
(1)	Based on 2,972,822 shares outstanding as of March 31, 2021.
(2)	Includes 67,022 shares held indirectly through an Individual Retirement Account (“IRA”), 1,630 shares held indirectly through the ESOP, 12,671 shares of restricted stock, and 11,570 exercisable stock options.
(3)	Includes 44,526 shares held indirectly through an IRA, 2,753 shares of restricted stock, and 4,131 exercisable stock options.
(4)	Includes 52,702 shares held indirectly through spouse’s trust, 2,753 shares of restricted stock, and 4,131 exercisable stock options.
(5)	Includes 3,597 shares held indirectly through an IRA, 2,753 shares of restricted stock, and 4,131 exercisable stock options.
(6)	Includes 2,753 shares of restricted stock and 4,131 exercisable stock options.
(7)	Includes 32,702 shares held indirectly through 401(k) Plan, 12,500 shares held indirectly through an IRA, 2,254 shares held indirectly through the ESOP, 9,142 shares of restricted stock, and 8,263 exercisable stock options.
(8)	Includes 13,070 shares held indirectly through 401(k) Plan, 2,711 shares held indirectly through the ESOP, 9.316 shares of restricted stock, and 9,090 exercisable stock options.
(9)	Includes 29,721 shares held indirectly through 401(k) Plan, 2,840 shares held indirectly through the ESOP, 9,316 shares of restricted stock, and 9.917 exercisable stock options.

BUSINESS Items to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

Cincinnati Bancorp’s Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election are Robert A. Bedinghaus and Stuart H. Anness. Each nominee currently serves as a director of Cincinnati Bancorp and the Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of all the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends that you vote “FOR ALL” of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The indicated age for each individual is as of December 31, 2020. The indicated period for service as a director includes service as a director of the Bank. Except as noted below, there are no family relationships among the directors.

Director Nominees for Terms Expiring in 2024

Robert A. Bedinghaus (age 61) has served as the Chairman of the Board since 2001 (Executive Chairman from April 1, 2017 to December 31, 2019) and has served as a director since 1999. On January 1, 2020, Mr. Bedinghaus assumed the role of Chief Executive Officer while continuing to serve as Chairman of the Board of Directors. He is a former Hamilton County Commissioner (1996-2001) and served as Director, Business Development, for the Cincinnati Bengals, from 2004 until December 31, 2019. Additionally, he currently serves on the board of trustees for Activities Beyond the Classroom (ABC), a not-for-profit organization that focuses on providing extracurricular activities for students in the Cincinnati Public Schools. He has served as an advisory member of the Kenton County Airport Board, Vice President of the Hamilton County Township Association, and President of the Hamilton County Family and Children First Council.

Mr. Bedinghaus’ experience in the public and private sectors provides him with insight and understanding into the communities served by Cincinnati Bancorp.

Stuart H. Anness, M.D. (age 68) has served as a director since 2003. Before his retirement, he practiced ophthalmology for over 32 years and was affiliated with the Cincinnati Eye Institute. Dr. Anness was a member of the Twin Towers Board of Trustees from 1996 to 2008 and Vice Chair on Twin Towers Board from 2006 to 2008. He has been a member of the Kenyon College Finance Executive Committee since 2012. He holds a bachelor’s degree from Kenyon College and was elected to the Phi Beta Kappa Honor Society. His medical training was completed at the University of Cincinnati College of Medicine. An ophthalmology residency program was completed at Evanston Hospital, an affiliate of Northwestern University Medical Center. He was certified by The American Board of Ophthalmology in October 1983. He was elected a fellow of the American Academy of Ophthalmology in 1983. Dr. Anness is the first cousin of Harold Anness and Charles Skidmore.

Dr. Anness’s contacts in the local business community and management experience make him a valuable resource for Cincinnati Bancorp.

Directors Continuing in Office with Terms Expiring in 2022

Harold L. Anness (age 67) has served as a director since 2000. Before his retirement, he was an attorney with the firm of Griffin, Fletcher & Herndon LLP, located in Cincinnati, Ohio. As part of his practice, he represented developers and lenders in general real estate, mortgage lending and title matters. His law firm also represents Cincinnati Federal as outside legal counsel. Previously, he was an attorney with the law firms of Lindhorst & Dreidame Co., LPA and Thompson Hine LLP. He has served as a director of Cincinnati Federal since 2000. He is also the former Chairman and member of the Hamilton County Regional Planning Commission. Mr. Anness earned his J.D. from Ohio Northern University and a B.S. from Miami University in Oxford, Ohio. He is the first cousin of Stuart Anness.

Mr. Anness’ legal experience and knowledge of the local community enables him to provide insights as a member of the Board of Directors.

Philip E. Wehrman, CPA (age 58) has served as a director since 2018. He was the Chairman of the Board of the former Kentucky Federal Savings and Loan Association. He is Chief Financial Officer and Treasurer of Rumpke Consolidated Companies, Inc., a waste disposal and recycling company. He holds a BBA degree in accounting and computer information systems from Eastern Kentucky University and has been a CPA for over 30 years.

Mr. Wehrman’s experience as a chief financial officer and his contacts in the Northern Kentucky community make him a valuable resource for Cincinnati Bancorp.

Directors Continuing in Office with Terms Expiring in 2023

Andrew J. Nurre, CPA (age 53) has served as a director since 2009. Following the Bank’s 2007 merger with The Clifton Heights Savings & Loan Company, he served as an advisory director of Cincinnati Federal from 2007 to 2009. He previously served on the board of The Clifton Heights Savings & Loan Company since 1996. In addition to his almost 20 years’ experience as a mutual savings and loan board member, Mr. Nurre is a Certified Public Accountant with the accounting firm Sheldon Reder, CPAs, a position he has held since 2020. Before ten he was a Certified Public Accountant with the firm ScrogginsGrear. He has a background in income tax and general business consulting areas. Mr. Nurre holds a BBA degree in accounting and finance from the University of Cincinnati and has been a CPA for over 20 years.

Mr. Nurre’s experience as an accountant and his contacts in the local community make him a valuable resource for Cincinnati Bancorp.

Charles G. Skidmore (age 54) has served as a director since 2005. He is an attorney in solo practice in Cincinnati. Before starting his own practice in 2010, he was corporate counsel for LCA Vision, a leading provider of laser vision correction, and an attorney at Lindhorst & Dreidame, LPA. He currently serves as a director and Secretary for Skidmore Sales and Distributing Co., Inc. and formerly served as a director for Lasik Insurance Company. Mr. Skidmore sits on the board of trustees of the Mill Creek Alliance. He chairs the Greenways Subcommittee for the City of Wyoming, Ohio, and serves on the Wyoming Income Tax Review Board and the board of trustees of the Wyoming Community Foundation. Mr. Skidmore holds a juris doctorate from the University of Cincinnati College Of Law and a LLM, Masters of Law in Taxation, from Capital University Law School. He is the first cousin of Stuart Anness.

Mr. Skidmore’s experience as a corporate attorney, including his experience in public company securities disclosure reporting while affiliated with LCA Vision, makes him a valuable resource for Cincinnati Bancorp.

Item 2 — Approval of Cincinnati Bancorp, Inc. 2021 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Cincinnati Bancorp, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”). The Board of Directors believes the adoption of the 2021 Equity Incentive Plan is in the best interests of Cincinnati Bancorp and its stockholders as a means of providing Cincinnati Bancorp and Cincinnati Federal with the ability to retain, reward, attract and incentivize employees and directors in order to promote growth, improve performance and further align their interests with those of stockholders of Cincinnati Bancorp through the ownership of additional shares of common stock of Cincinnati Bancorp.

Why We Are Seeking Approval of the 2021 Equity Incentive Plan

Many companies with which we compete for directors and employees, including management-level employees, are stockholder-owned companies that offer equity compensation as part of their overall compensation programs. By approving the 2021 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly-qualified employees and directors by offering competitive compensation programs linked, in part, to the performance of our common stock. In addition, the 2021 Equity Incentive Plan will further align the interests of our directors and employees, including our officers, with the interests of our stockholders by potentially increasing the ownership interests of our directors and employees in the common stock of Cincinnati Bancorp.

We have no shares remaining for grant under the Cincinnati Bancorp 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”). All shares are available for the grant of stock options and for the grant of restricted stock or restricted stock units have been distributed. Accordingly, we have no way to continue to provide equity-based compensation grants to attract, retain and reward qualified personnel and management.

We completed our second-step mutual-to-stock conversion in January 2020. As part of the second-step conversion, we sold a total of 1,652,960 shares of common stock and raised approximately $16.5 million in gross proceeds from the stock offering. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based incentive plans following their conversions. Our offering prospectus indicated our intent to adopt an equity incentive plan at some point following the mutual-to-stock conversion and described the regulatory requirements potentially applicable to an equity plan. Our prospectus also included the pro forma effect of awards granted under a future equity incentive plan.

Highlights of the 2021 Equity Incentive Plan

•	Share Reserve and Terms Generally Consistent with Banking Regulations and Industry Standards. In determining the size and terms of the 2021 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual-to-stock conversion; and (2) applicable banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and as described below), the maximum number of shares of common stock available under the 2021 Equity Incentive Plan for delivery pursuant to the exercise of stock options equals 10% of the number of shares of common stock sold in the stock offering and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units equals 4% of the number of shares of common stock sold in the stock offering.

•	Minimum Vesting Periods for Awards. Subject to limited exceptions for death, disability or an involuntary termination without cause at or following a change in control, the 2021 Equity Incentive Plan requires that at least 95% of the awards granted under the plan vest not more rapidly than over a period of one year. Unless otherwise determined by the Compensation Committee, awards will vest at a rate of 20% per year.

•	Limits on Grants to Directors and Employees. The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and pursuant to the award of shares of restricted stock or restricted stock units under the 2021 Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available under the plan for grant of stock options and shares of restricted stock or restricted stock units, respectively. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to the award of shares of restricted stock or restricted stock units under the 2021 Equity Incentive Plan is 25% of the shares available under the plan for grant of stock options and shares of restricted stock or restricted stock units, respectively.

•	Share Counting. The 2021 Equity Incentive Plan provides that, if an individual forfeits an option or award or if the period to exercise an option expires, the shares covered by the option or award will again become available for future grants. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Repricing. The 2021 Equity Incentive Plan prohibits repricing and the exchange of underwater options for cash or shares without stockholder approval.

•	No Single-Trigger Vesting of Time-Based Awards. The 2021 Equity Incentive Plan does not provide for the accelerated vesting of time-based equity awards that are assumed by an acquiring corporation of Cincinnati Bancorp upon the occurrence of a change in control (i.e., no single trigger vesting), without an accompanying involuntary termination of service (including a termination for good reason).

General

The following information summarizes the material features of the 2021 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2021 Equity Incentive Plan, which is attached hereto as Appendix A. If there is a conflict between the terms of this disclosure and the terms of the 2021 Equity Incentive Plan, the terms of the 2021 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2021 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 231,414 shares of Cincinnati Bancorp common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of common stock we may issue under the 2021 Equity Incentive Plan pursuant to the exercise of stock options is 165,296 shares, and the maximum number of shares of common stock we may issue as restricted stock awards or restricted stock units is 66,118 shares. These amounts represent 10.0% and 4.0%, respectively, of the number of shares of common stock issued and sold in the stock offering.

The Compensation Committee will administer the 2021 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2021 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the plan; and (4) interpreting the provisions of the plan and award agreements. The 2021 Equity Incentive Plan also permits the Compensation Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Compensation Committee may, subject to the limitations set forth in the 2021 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

Except for accelerating the vesting of awards to avoid the minimum vesting requirements specified in the plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided the extension complies with Section 409A of the Internal Revenue Code.

Eligibility

All employees, directors and service providers of Cincinnati Bancorp and its subsidiaries, including Cincinnati Federal, are eligible to receive awards under the 2021 Equity Incentive Plan, except that non-employees may not receive incentive stock options under the plan. As of April 7, 2021 (the latest practicable date before the printing of this proxy statement), there were five non-employee directors and 75 employees of Cincinnati Bancorp and its subsidiary, Cincinnati Federal, eligible to receive awards under the 2021 Equity Incentive Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2021 Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Compensation Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. The Compensation Committee may grant incentive and non-qualified stock options, restricted stock awards and restricted stock units under the plan.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2021 Equity Incentive Plan means, if the common stock of Cincinnati Bancorp is listed on a securities exchange, the closing sales price of the common stock or, if the common stock was not traded on a specific date, then on the immediately preceding date on which sales were reported. If the common stock is not traded on a securities exchange, the Compensation Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code. Stock Options may not have a term longer than ten years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Compensation Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

Restricted Stock. A restricted stock award is a grant of common stock to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the 2021 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee consistent with the 2021 Equity Incentive Plan. Before awards vest, unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Compensation Committee, cash dividends paid on unvested awards will be distributed to the participant at the time the dividend is paid on the underlying common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available under the 2021 Equity Incentive Plan also applies to restricted stock units.

Limitations on Awards Under the Equity Incentive Plan

The following limits apply to awards under the 2021 Equity Incentive Plan:

•	The maximum number of shares of common stock available for awards under the 2021 Equity Incentive Plan equals 231,414 shares, of which up to 165,296 shares of common stock may be delivered pursuant to the exercise of stock options and 66,118 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 41,324 shares and 16,529 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 8,264 shares and 3,305 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units. The Compensation Committee may, subject to these limitations and any other applicable limitations set forth in the 2021 Equity Incentive Plan, grant stock options and awards of restricted stock or restricted stock units to themselves and other members of the Board of Directors.

•	The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 49,588 shares and 19,835 shares, respectively (all of which may be granted in any one calendar year). These maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•	Non-employee directors, listed below, who are in the service of Cincinnati Bancorp as of the annual stockholder meeting will automatically receive initial grants of 8,250 stock options (which represents approximately 5% of the maximum number of stock options available for grant) and 3,300 restricted stock awards (which represents 5% of the maximum number of restricted stock awards available for grant). The awards will vest at the rate of 20% per year commencing on the first anniversary of the date of grant.

If there is a corporate transaction involving the stock of Cincinnati Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Compensation Committee is authorized to make certain other adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of Cincinnati Bancorp’s common stock as quoted on the NASDAQ Capital Market on April 7, 2021 (the latest practicable date before the printing of this proxy statement) was $13.10 per share.

Prohibition Against Repricing of Options. The 2021 Equity Incentive Plan provides that neither the Compensation Committee nor the Board of Directors may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2021 Equity Incentive Plan are not transferable, except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee’s sole discretion, an individual may transfer non-qualified stock options for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, only the participant may exercise stock options. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2021 Equity Incentive Plan.

Performance Measures

The Compensation Committee may use performance measures for vesting purposes with respect to awards granted under the 2021 Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures determined by the Compensation Committee.

The Compensation Committee may base the measures on the performance of Cincinnati Bancorp as a whole or of any one or more subsidiaries or business units and may measure performance relative to a peer group, an index or a business plan. Performance measures may be considered as absolute measures or changes in measures. In establishing performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the 2021 Equity Incentive Plan. A dividend equivalent right confers on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Compensation Committee, the dividend equivalent right will be paid at the time the award is settled.

Vesting of Awards

The Compensation Committee will specify the vesting schedule or conditions of each award. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the 2021 Equity Incentive Plan, other than performance awards, will be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. If the vesting of an award under the 2021 Equity Incentive Plan is conditioned on the completion of a specified period of service with Cincinnati Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Compensation Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2021 Equity Incentive Plan, at least 95% of the awards available under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or an involuntary termination of employment or service at or following a change in control. Unless otherwise determined by the Compensation Committee, vesting will accelerate upon death, disability, an involuntary termination of employment or service at or following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Compensation Committee.

Change in Control

Unless otherwise provided in an award agreement, at the time of an involuntary termination of employment or service at or following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option if the individual exercises the stock option more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service at or following a change in control, all awards of restricted stock and restricted stock units will immediately become fully vested. If there is a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control and vest pro-rata based on the portion of the performance period elapsed at the date of the change in control, unless data supports and the Compensation Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

Notwithstanding the foregoing, if an acquiring corporation of Cincinnati Bancorp or Cincinnati Federal fails to assume the awards granted under the 2021 Equity Incentive Plan or fails to convert the awards to awards for the acquiring corporation’s stock options, restricted stock or restricted stock units, the awards will vest immediately at the effective time of the change in control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2021 Equity Incentive Plan or any award granted under the 2021 Equity Incentive Plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board of Directors may not amend the 2021 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the 2021 Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of stockholders. Notwithstanding the foregoing, the Compensation Committee may amend the 2021 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2021 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Compensation Committee, may materially and adversely affect the financial condition or results of operations of Cincinnati Bancorp.

Duration of Plan

The 2021 Equity Incentive Plan will become effective upon approval by the stockholders at the annual stockholder meeting. The 2021 Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the 2021 Equity Incentive Plan on or after the ten-year anniversary of the effective date of the plan. As discussed above, at any time, the Board of Directors may terminate the 2021 Equity Incentive Plan.

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the 2021 Equity Incentive Plan:

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Cincinnati Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the individual upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of Cincinnati Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months before the date of exercise (one year before the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If these holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Cincinnati Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income in an amount equal to the then fair market value of those shares and Cincinnati Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Cincinnati Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and the award is settled, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. However, the Compensation Committee may grant dividend equivalent rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. Cincinnati Bancorp may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided the withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2021 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by Cincinnati Bancorp with respect to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, principal financial officer and three additional highest compensated officers during any taxable year of Cincinnati Bancorp after December 31, 2016. Compensation resulting from awards under the 2021 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2021 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2021 Equity Incentive Plan. Cincinnati Bancorp suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Cincinnati Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the 2021 Equity Incentive Plan, contingent upon stockholder approval. If the 2021 Equity Incentive Plan is approved by stockholders, the Compensation Committee may meet promptly after stockholder approval or at a later time to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, except as described above and set forth below, no specific determination has been made as to the grant or allocation of any awards.

Clawback Policy

The 2021 Equity Incentive Plan provides that if Cincinnati Bancorp is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who, if applicable, is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse Cincinnati Bancorp with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2021 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Initial Grants to Certain Non-Employee Directors

Non-employee directors who are in the service of Cincinnati Bancorp on the date of the annual meeting will automatically be granted the following stock options and restricted stock awards, as of the date of the annual meeting, provided that stockholders approve the 2021 Equity Incentive Plan:

Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
Harold L. Anness.	$43,230	3,300
Stuart H. Anness, M.D.	43,230	3,300
Andrew J. Nurre, CPA	43,230	3,300
Charles G. Skidmore	43,230	3,300
Philip A. Wehrman, CPA	43,230	3,300
Non-Employee Directors as a Group (5 persons)	$216,150	16,500

(1)	Amounts are based on the fair market value of Cincinnati Bancorp common stock on April 7, 2021 (the latest practicable date before the printing of this proxy statement) of $13.10 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of Cincinnati Bancorp common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Dollar Value ($) (1)	Number of Awards
Harold L. Anness	—	8,250
Stuart H. Anness, M.D.	—	8,250
Andrew J. Nurre, CPA	—	8,250
Charles G. Skidmore	—	8,250
Philip A. Wehrman, CPA	—	8,250
Non-Employee Directors as a Group (5 persons)	—	41,250

(1)	Amounts are not determinable because the actual value of the stock options realized will depend on the extent to which the fair market value of Cincinnati Bancorp common stock exceeds the exercise price of the stock option on the date of exercise.

These grants will vest over a five-year period, with 20% becoming vested after the completion of one year of service following the date of grant and then 20% percent becoming vested each year of continued service thereafter for the next four years, subject to accelerated vesting upon death, disability, or an involuntary termination of service at or following a change in control. The exercise price of the stock options will equal the fair market value of Cincinnati Bancorp common stock on the date of grant.

The Compensation Committee believes the proposed awards are reasonable and intended to continue to align the economic interest of the directors with other stockholders, consistent with prevailing compensation practices in the competitive marketplace for similarly-situated financial institutions.

Any future grants to employees and directors under the 2021 Equity Incentive Plan will be determined at the discretion of the Compensation Committee which may meet promptly after the approval of the plan. As of this time, the Compensation Committee has made no determination with respect to future grants to directors of Cincinnati Bancorp or to any named executive officer.

Required Vote and Recommendation of the Board of Directors

In order to approve the 2021 Equity Incentive Plan, the proposal must receive the affirmative vote of the affirmative vote of a majority of the votes cast at the annual stockholder meeting. The Board of Directors recommends a vote “FOR” the approval of the 2021 Equity Incentive Plan.

Item 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

BKD, LLP served as our independent registered public accounting firm for the 2020 fiscal year. The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as the independent registered public accounting firm for the 2021 fiscal year, subject to ratification by stockholders. A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that BKD, LLP billed to Cincinnati Bancorp for the fiscal years ended December 31, 2020 and 2019:

	2020	2019
Audit Fees (1)	$97,750	$95,500
Audit-Related Fees (2)	—	117,500
Tax Fees (3)	11,250	11,800
All Other Fees	—	—

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements included in the Annual Report on Form 10-K, for the review of financial statements included in the Quarterly Reports on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings, including comfort letters, consents and assistance with review of documents filed with the SEC.
(3)	Consists of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation.

Item 4 – Advisory (Non-Binding) Vote to Approve the Compensation of the Named Executive Officers

The federal securities laws require Cincinnati Bancorp to hold a stockholder advisory (non-binding) vote on the compensation of its named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives Cincinnati Bancorp’s stockholders the opportunity to endorse or not endorse Cincinnati Bancorp’s executive compensation program and policies through a vote on the following resolution:

“Resolved, that Cincinnati Bancorp’s stockholders approve, on an advisory basis, the compensation of Cincinnati Bancorp’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because the vote is advisory, it will not be binding upon Cincinnati Bancorp or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of Cincinnati Bancorp’s named executive officers.

Item 5 – Advisory (Non-Binding) Vote on Frequency of Stockholder Advisory Vote on Compensation of Named Executive Officers

The federal securities laws also require Cincinnati Bancorp to hold, at least once every six years, a stockholder advisory (non-binding) vote on the frequency of a stockholder advisory vote on the compensation of Cincinnati Bancorp’s named executive officers. This proposal gives stockholders the opportunity to determine whether the frequency of a stockholder advisory (non-binding) vote on the compensation of the named executive officers will be every one, two or three years. Stockholders may also abstain from voting. Cincinnati Bancorp will hold the next frequency vote no later than at the 2027 Annual Meeting of Stockholders.

Because the vote is advisory, it will not be binding on Cincinnati Bancorp or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of a stockholder vote on executive compensation.

The Board of Directors has determined that having a stockholder advisory (non-binding) vote on the compensation of the named executive officers every year is the best approach because the Compensation Committee reviews and determines the primary elements of compensation, namely salary and cash bonus, each year.

The Board of Directors unanimously recommends conducting a vote to approve the compensation of the named executive officers every one year. Note: Shareholders are not voting to approve or disapprove of this recommendation.

Executive Compensation

Summary Compensation Table

The following information is furnished for our principal executive officer and the two most highly compensated executive officers (other than the principal executive officer) serving during the fiscal year ended December 31, 2020 whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2020. These individuals are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position(s)	Year	Salary	Bonus	All Other Compensation (1)	Total
Robert A. Bedinghaus	2020	$220,000	$21,000	$22,943	$263,943
Chairman and Chief Executive Officer

Gregory W. Meyers	2020	$159,477	$21,000	$25,158	$205,635
Senior Vice President and Chief Lending Officer	2019	155,587	22,500	27,034	205,121

Herbert C. Brinkman	2020	$149,134	$25,000	$29,886	$204,020
Chief Financial Officer	2019	145,497	22,500	31,656	199,653

(1)	For 2020, All Other Compensation consisted of the following:

Name	401(k) Employer Contribution	ESOP Allocation	Health and Dental Insurance	Disability Insurance	Life and Other Insurance	Membership Fees	Total
Mr. Bedinghaus	$7,230	$2,994	$11,268	$990	$461	$—	$22,943
Mr. Meyers	5,414	3,284	11,268	990	461	3,741	25,158
Mr. Brinkman	5,224	3,119	15,663	990	461	4,429	29,886

Employment Agreement

Cincinnati Federal has entered into an employment agreement with Gregory W. Meyers. The current term of the employment agreement expires on December 31, 2021. The employment agreement sets forth the duties and responsibilities of Mr. Meyers and provides Mr. Meyers with a base salary and other employee benefits. The current base salary of Mr. Meyers is $155,587.

We may terminate Mr. Meyers’ employment at any time during the term of the employment agreement. Mr. Meyers is not entitled to receive any compensation or other benefits for any period following his termination of employment for “Just Cause” (as defined in the agreement). If, in connection with or within one year of a change in control of Cincinnati Federal, we terminate Mr. Meyers’ employment for any reason other than Just Cause or if Mr. Meyers elects to terminate his employment, we will pay him an amount equal to three times his “average annual compensation” (as that term is used for purposes of Section 280G of the Internal Revenue Code of 1986, as amended). Mr. Meyers will also be eligible for continued coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the end of the term of the employment agreement or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If we terminate Mr. Meyers employment during the term of the employment agreement for reasons other than Just Cause and outside of a change in control of Cincinnati Federal, we will pay him his monthly base salary for the remaining term of the agreement and continue to provide him with coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the first anniversary of his termination of employment or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If Mr. Meyers dies during the term of the employment agreement, we will pay his estate the compensation otherwise due him through the end of the calendar month in which his death occurs.

Change in Control Agreements

Cincinnati Federal has entered into change in control agreements with Messrs. Bedinghaus, Bunke and Brinkman. The term of the agreement with Mr. Bedinghaus is three years and the term of the agreements with Messrs. Bunke and Brinkman is two years. Each year, the board of directors of Cincinnati Federal may renew the agreements for an additional year, so that the terms again become either three or two years, respectively. Under the agreements, if, during the term of the agreement, the executive’s employment is involuntarily terminated, other than for “cause” (as defined in the agreement), or if the executive voluntarily terminates employment for “good reason,” in either case following a change in control, Cincinnati Federal, or its successor, will pay the executive severance equal to a multiple of the average taxable income reported on the executive’s Form W-2 for the prior five year. The multiple is three years for Mr. Bedinghaus and two times for Messrs. Bunke and Brinkman. In addition, Cincinnati Federal, or its successor, will pay the cost of the executive’s medical and dental coverage for 18 months. For purposes of the agreements, the term “good reason” includes (i) the failure to re-elect or re-appoint the executive to the position(s) he held immediately before the change in control, (ii) a material change in the executive’s position(s) to be one of lesser responsibility, importance or scope, (iii) a liquidation or dissolution of Cincinnati Federal, (iv) a material reduction in the executive’s base salary or benefits or (v) a relocation of the executive’s principal place of employment by more than 25 miles.

Outstanding Equity Awards at December 31, 2020

The following table provides information regarding equity awards outstanding as of December 31, 2020 to each named executive officer.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Restricted Stock That Have Not Vested (1)	Market Value of Shares of Restricted Stock That Have Not Vested (2)
Robert A. Bedinghaus	11,570	7,714	$5.84	06/21/27	5,069	$60,575
Gregory W. Meyers	9,917	6,612	5.84	06/21/27	4,028	48,135
Herbert C. Brinkman	9,090	6,062	5.84	06/21/27	4,028	48,135

(1)	Restricted stock awards vest in five approximately equal installments. The first installment vested on June 21, 2018.
(2)	Based upon the closing stock price of $11.95 per share on December 31, 2020.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Cincinnati Bancorp’s executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and of written representations provided to us by the individuals required to file the reports, we believe that each executive officer, director and greater than 10% beneficial owner has complied with applicable reporting requirements for transactions in Cincinnati Bancorp common stock during the fiscal year ended December 31, 2020.

Transactions with Related Persons

Loans and Extensions of Credit. Federal securities law generally prohibits publicly-traded companies from making loans to their executive officers and directors, but it contains a specific exemption from this prohibition for loans made by federally-insured financial institutions, such as Cincinnati Federal, to their executive officers and directors in compliance with federal banking regulations. Federal banking regulations permit executive officers and directors to receive the same terms that are widely available to other employees so long as the director or executive officer is not given preferential treatment compared to the other participating employees. Cincinnati Federal makes loans to its employees, other than senior management and directors, through an employee loan program at a reduced interest rate 0.25% below the interest rate offered to the public on fixed-rate loans. The margin on adjustable-rate loans is also reduced by 0.25%.

Cincinnati Federal does not generally make loans to its executive officers and directors. A mortgage loan may be made to an insider provided it is collateralized using their primary residence and the loan must be sold in the secondary mortgage market at prevailing terms and conditions. Cincinnati Federal complies with federal regulations with respect to its loans and extensions of credit to executive officers and directors.

Submission of STOCKHOLDER Business Proposals and Nominations

Cincinnati Bancorp must receive proposals that shareholders seek to include in the proxy statement for its next annual meeting no later than December 16, 2021. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 20, 2022, a shareholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

In accordance with our Bylaws, for a stockholder to properly bring business before an annual meeting or make nominations for the election of directors, the stockholder must give written notice to our Corporate Secretary at our principal executive office not less than ninety (90) days nor more than one hundred (100) days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days before the anniversary of the prior year’s annual meeting of stockholders, such written notice shall be timely only if delivered or mailed to and received by the Corporate Secretary at the principal executive office no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must also contain the information specified by the Bylaws. A copy of the Bylaws may be obtained by contacting our Corporate Secretary.

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Cincinnati Bancorp, Inc., 6581 Harrison Avenue, Cincinnati, Ohio 45247. Communications regarding financial or accounting policies may be made in writing to the Chair of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chair of the Nominating and Corporate Governance Committee at the same address.

Miscellaneous

Cincinnati Bancorp will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Cincinnati Bancorp common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

Cincinnati Bancorp’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 20, 2021.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares of Cincinnati Bancorp common stock in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness
Corporate Secretary

Cincinnati, Ohio

April 15, 2021

Appendix A

CINCINNATI BANCORP, INC.

2021 Equity Incentive Plan

ARTICLE 1 — GENERAL

Section 1.1. Purpose, Effective Date and Term. The purpose of the Cincinnati Bancorp, Inc. 2021 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Cincinnati Bancorp, Inc. (the “Company”), and its Subsidiaries, including Cincinnati Federal (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately before the ten-year anniversary date of the Effective Date.

Section 1.2. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3. Participation. Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees, Directors and service providers of the Company or any Subsidiary.

Section 1.4. Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1. General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

Section 2.2. Stock Options. A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a)       Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately before the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A).

(b)       Other Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if an ISO is granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)       Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e., a Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.

(d)       Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.3. Restricted Stock.

(a)       Grant of Restricted Stock. A Restricted Stock Award is a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall either be (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times before the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Cincinnati Bancorp, Inc., dated [date], made pursuant to the terms of the Cincinnati Bancorp, Inc. 2021 Equity Incentive Plan, copies of which are on file at the executive offices of Cincinnati Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Award. If Restricted Stock is not issued in certificate form, the Company and its transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)       Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)       Dividends. Unless the Committee determines otherwise, cash dividends or distributions, if any, declared and paid with respect to shares of Stock subject to a Restricted Stock Award shall be immediately distributed to the Participant No cash dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any cash dividends declared but not paid to the Participant during the vesting period shall be paid, without interest, within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived. If the distribution of dividends are delayed, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)       Voting Rights. Unless the Committee determines otherwise, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock and the voting rights may be exercised by the Participant.

(iii)       Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate in the direction (if the Participant is not the beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4. Restricted Stock Units.

(a)       Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

(b)       Other Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)       The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii)       The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)       Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of the Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)       A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5. Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate of twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability, or an Involuntary Termination at or following a Change in Control. Notwithstanding the foregoing sentence, at least ninety-five percent (95%) of the Awards under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability, or an Involuntary Termination at or following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in an Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, by the Committee (subject to the limitations set forth in this Section 2.5) or as set forth in the Award Agreement, in the event of the Participant’s death, Disability or an Involuntary Termination at or following a Change in Control).

Section 2.6. Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)       Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or for Cause, Stock Options shall be exercisable only as to those shares of Stock that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)       In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)       Upon Termination of Service for reason of Disability or death, any Service-based Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one (1) year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one (1) year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)       Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)       Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

(f)       For purposes of the Plan, the term “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who also serves as a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to the board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1. Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2. Share Limitations.

(a)       Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 231,414 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 165,296 shares of Stock, which represents 10% of the number of shares sold in connection with the second-step conversion of CF Mutual Holding Company and the related stock issuance of the Company (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 66,118 shares of Stock, which represents 4.0% of the number of shares sold in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)       Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3. Limitations on Grants to Employees and Directors.

(a)	Employee Awards.

(i)     Stock Options - Employees.  The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 41,324 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)     Restricted Stock Awards/Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one Employee under the Plan shall be 16,529 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(b)	Director Awards.

(i)       Stock Options – Individual and Aggregate Limits. Individual non-employee Directors may be granted Stock Options of up to 8,264 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 49,588 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii)        Restricted Stock Awards/Restricted Stock Units – Individual and Aggregate Limits. Individual non-employee Directors may be granted Restricted Stock Awards or Restricted Stock Units of up to 3,305 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted up to 19,835 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards and Restricted Stock Units under Section 3.2.

(c)       Initial Grants to Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company on the Effective Date (the date of the 2021 Company annual stockholder meeting at which stockholders vote to approve the Plan (“2021 Annual Meeting”)) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(i)       Stock Options – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2021 Annual Meeting shall receive, on the Effective Date, a grant of 8,250 Stock Options, which represents approximately 5% of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(ii)        Restricted Stock Awards – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2021 Annual Meeting shall receive, on the Effective Date, a grant of 3,300 shares of Restricted Stock, which represents approximately5% of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(d)       The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4. Corporate Transactions.

(a)       General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)       Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee before the consummation of the merger, consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. If the acquiring entity fails or refuses to assume the Company’s outstanding Awards, any Service-based Awards shall vest immediately at or immediately before the effective time of the merger, consolidation or other business reorganization. Any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of the merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on that date. Unless another treatment is specified in the documents governing the merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization.

Section 3.5. Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)       Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)       Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1. Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)       At the time of an Involuntary Termination at or following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following a termination of employment.

(b)       At the time of an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.

(c)       In the event of an Involuntary Termination at or following a Change in Control, a prorated portion of any Performance Awards will vest based on actual performance measured as of the most recent completed fiscal quarter. If actual performance cannot be determined, a prorated portion of the Performance Awards will vest at the target performance level. The pro-rata portion will be calculated based on a number of months worked during the performance period as a percentage of the total performance period.

Section 4.2. Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)       Merger. The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)       Acquisition of Significant Share Ownership. There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Section 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person has or persons acting in concert have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this sub-section (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity in which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)       Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this sub-section (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of the period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of the period; or

(d)       Sale of Assets. The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

In addition, if an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, the Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of the transaction.

ARTICLE 5 — COMMITTEE

Section 5.1. Administration. The Plan shall be administered by the Committee. If the Committee consists of fewer than three (3) Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three (3) Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2. Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)       The Committee shall have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant, or to extend the time period to exercise a Stock Option, provided that the extension is consistent with Code Section 409A.

(b)       The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)       The Committee shall have the authority to define terms not otherwise defined herein.

(d)       In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e)       The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3. Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the exercise of delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4. Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5. Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1. General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award before the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2. Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board (the “FASB”) after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1. No Implied Rights.

(a)       No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)       No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)       No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2. Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of the family members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3. Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4. Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5. Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7. Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of the shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.9. Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10. Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11. No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13. Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14. Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.15. Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a)       in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)       in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)       in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17. Awards Subject to Clawback.

(a)       If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)       Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise

Section 7.18. Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19. Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1. In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)       “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)       “Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)       “Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d)       “Board of Directors” means the Board of Directors of the Company.

(e)       If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in the agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Company’s or the Bank’s (or other Subsidiary’s) Code of Ethics, material violation of the Sarbanes-Oxley Act of 2002 requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Company or the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)       “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)       “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)       “Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

(i)       If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j)       “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary for the past three (3) years; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in a manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k)       “Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share Stock, as specified in the Award Agreement.

(l)       “Employee” means any person employed by the Company or a Subsidiary, including Directors who are also employed by the Company or a Subsidiary.

(m)       “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n)       “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

(o)       “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(p)       “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a n Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q)       A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)       a material diminution in Participant’s base compensation;

(ii)      a material diminution in Participant’s authority, duties or responsibilities;

(iii)     a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace; or

(iv)     notwithstanding the foregoing, if a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r)       “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)       “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t)       “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

(u)       “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v)       “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon termination of Service (other than death or Disability or upon an Involuntary Termination following a Change in Control).

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w)       “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

(x)       “Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

(y)       “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z)       “SEC” means the United States Securities and Exchange Commission.

(aa)     “Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

(bb)     “Service” means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(cc)     “Stock” means the common stock of the Company, $0.01 par value per share.

(dd)     “Stock Option” has the meaning ascribed to it in Section 2.2.

(ee)     “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(ff)       “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)       The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)      The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)     If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv)     Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)     With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(gg)     “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2. In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)       actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)       references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)       in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)       references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)       indications of time of day mean Eastern Time;

(f)       “including” means “including, but not limited to”;

(g)       all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)       all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)       the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)       any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)       all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

#       #      #

ANNUAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, INC. May 20, 2021 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2020 Annual Report are available at http://www.astproxyportal.com/ast/23225/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230303040000000000 0 052021 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND FOR “ONE YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF TWO DIRECTORS: NOMINEES: FOR ALL NOMINEESO Robert A. Bedinghaus O Stuart H. Anness WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. APPROVAL OF THE CINCINNATI BANCORP, INC. 2021 EQUITY INCENTIVE PLAN. 3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP TO SERVE AS THE YEAR ENDING DECEMBER 31, 2021. 4. ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” all of the nominees for director, “FOR” Proposals 2, 3 and 4, and for “ONE YEAR” on Proposal 5. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate:

ANNUAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, May 20, 2021 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Internet/Telephone voting deadline is 11:59 PM EDT on May 19, 2021. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230303040000000000 0 052021 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND FOR “ONE YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF TWO DIRECTORS: NOMINEES: FOR ALL NOMINEESO Robert A. Bedinghaus O Stuart H. Anness WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. APPROVAL OF THE CINCINNATI BANCORP, INC. 2021 EQUITY INCENTIVE PLAN. 3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP TO SERVE AS THE YEAR ENDING DECEMBER 31, 2021. 4. ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” all of the nominees for director, “FOR” Proposals 2, 3 and 4, and for “ONE YEAR” on Proposal 5. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2020 Annual Report are available at http://www.astproxyportal.com/ast/23225/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 CINCINNATI BANCORP, INC. Revocable Proxy Solicited on Behalf of the Board of Directors Annual Meeting of Stockholders on May 20, 2021 The undersigned hereby appoints Andrew J. Nurre, Harold L. Anness and Charles G. Skidmore, and each of them, with full power of substitution and power to act alone, to act as proxies and to vote all of the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Cincinnati Bancorp, Inc., to be held at the main office of Cincinnati Federal, 6581 Harrison Avenue, Cincinnati, Ohio, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 14475 1.1

401(k) VOTING INSTRUCTION CARD ANNUAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, INC. May 20, 2021 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2020 Annual Report are available at http://www.astproxyportal.com/ast/23225/ Please sign, date and mail this voting instruction card in the envelope provided so that it is received by the transfer agent by May 13, 2021. Please detach along perforated line and mail in the envelope provided. 20230303040000000000 0 052021 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND FOR “ONE YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF TWO DIRECTORS: NOMINEES: FOR ALL NOMINEESO Robert A. Bedinghaus O Stuart H. Anness WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. APPROVAL OF THE CINCINNATI BANCORP, INC. 2021 EQUITY INCENTIVE PLAN. 3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP TO SERVE AS THE YEAR ENDING DECEMBER 31, 2021. 4. ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. Signature of 401(k) Participant Date:

401(k) VOTING INSTRUCTION CARD ANNUAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, May 20, 2021 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call. Internet/Telephone voting deadline is 11:59 PM EDT on May 13, 2021. MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230303040000000000 0 052021 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND FOR “ONE YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF TWO DIRECTORS: NOMINEES: FOR ALL NOMINEESO Robert A. Bedinghaus O Stuart H. Anness WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. APPROVAL OF THE CINCINNATI BANCORP, INC. 2021 EQUITY INCENTIVE PLAN. 3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP TO SERVE AS THE YEAR ENDING DECEMBER 31, 2021. 4. ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. Signature of 401(k) Participant Date: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2020 Annual Report are available at http://www.astproxyportal.com/ast/23225/ COMPANY NUMBER ACCOUNT NUMBER VOTING INSTRUCTIONS CARD

- 0 CINCINNATI BANCORP, INC. 401(K) VOTING INSTRUCTION CARD Annual Meeting of Stockholders on May 20, 2021 The undersigned hereby instructs the trustee (the “Trustee”) of the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”), to vote, as designated hereon, all the shares of Common Stock of Cincinnati Bancorp, Inc. (the “Company”) which have been allocated to the account of the undersigned pursuant to the 401(k) Plan at the Annual Meeting of Stockholders to be held on May 20, 2021, or any adjournments thereof. *AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES. The Trustee will vote the shares represented by this Voting Instruction Card if it is properly completed, signed, and received by American Stock Transfer and Trust Company before 11:59 p.m. EDT on May 13, 2021. Please note that if this Voting Instruction Card is not properly completed and signed, or it is not received as indicated above, the shares allocated to the participant’s account will be voted in accordance with the terms of the 401(k) Plan. (Continued and to be signed on the reverse side.) 14475 1.1

ESOP VOTING INSTRUCTION CARD ANNUAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, INC. May 20, 2021 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2020 Annual Report are available at http://www.astproxyportal.com/ast/23225/ Please sign, date and mail this voting instruction card in the envelope provided so that it is received by the transfer agent by May 13, 2021. Please detach along perforated line and mail in the envelope provided. 20230303040000000000 0 052021 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND FOR “ONE YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF TWO DIRECTORS: NOMINEES: FOR ALL NOMINEESO Robert A. Bedinghaus O Stuart H. Anness WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. APPROVAL OF THE CINCINNATI BANCORP, INC. 2021 EQUITY INCENTIVE PLAN. 3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP TO SERVE AS THE YEAR ENDING DECEMBER 31, 2021. 4. ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. Signature of ESOP Participant Date:

ESOP VOTING INSTRUCTION CARD ANNUAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, May 20, 2021 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call. Internet/Telephone voting deadline is 11:59 PM EDT on May 13, 2021. MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230303040000000000 0 052021 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND FOR “ONE YEAR” ON PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. ELECTION OF TWO DIRECTORS: NOMINEES: FOR ALL NOMINEESO Robert A. Bedinghaus O Stuart H. Anness WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. APPROVAL OF THE CINCINNATI BANCORP, INC. 2021 EQUITY INCENTIVE PLAN. 3. RATIFICATION OF THE APPOINTMENT OF BKD, LLP TO SERVE AS THE YEAR ENDING DECEMBER 31, 2021. 4. ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 5. ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. Signature of ESOP Participant Date: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2020 Annual Report are available at http://www.astproxyportal.com/ast/23225/ COMPANY NUMBER ACCOUNT NUMBER VOTING INSTRUCTIONS CARD

- 0 CINCINNATI BANCORP, INC. ESOP VOTING INSTRUCTION CARD Annual Meeting of Stockholders on May 20, 2021 The undersigned hereby instructs First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill, as Trustee*, to vote, as designated hereon, all the shares of Common Stock of Cincinnati Bancorp, Inc. (the “Company”) which have been (or which are deemed to have been) allocated to the account of the undersigned pursuant to the Cincinnati Federal Employee Stock Ownership Plan (“ESOP”) at the Annual Meeting of Stockholders to be held on May 20, 2021, or any adjournments thereof. *AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES. The Trustee will vote the shares represented by this Voting Instruction Card if it is properly completed, signed, and received by American Stock Transfer and Trust Company before 11:59 p.m. EDT on May 13, 2021. Please note that if this Voting Instruction Card is not properly completed and signed, or it is not received as indicated above, the shares allocated to the participant’s account will be voted in accordance with the terms of the ESOP. (Continued and to be signed on the reverse side.) 14475 1.1